UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 1, 2004

ARTISAN COMPONENTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23649	77-0278185
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

141 Caspian Court

Sunnyvale, California 94089

(Address of principal executive offices, including zip code)

(408) 734-5600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On November 1, 2004, Artisan Components, Inc. issued a press release discussing its financial performance for the quarter and the fiscal year ended September 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description
99.1	Press Release of Artisan Components, Inc. dated November 1, 2004

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTISAN COMPONENTS, INC.

By:	/s/ Mark Templeton
Mark Templeton President and CEO

Date: November 1, 2004

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Artisan Components, Inc. dated November 1, 2004

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